UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

(Exact Name of Registrant as Specified in Charter)

001-11302

(Commission File Number)

OHIO	34-6542451
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on July 29, 2016 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of October 30, 2015 (the “Merger Agreement”), by and between KeyCorp, an Ohio corporation (“KeyCorp”), and First Niagara Financial Group, Inc., a Delaware corporation (“First Niagara”), with the merger of First Niagara with and into KeyCorp, with KeyCorp as the surviving entity (the “Merger”), being effective on August 1, 2016.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 1, 2016, pursuant to the Merger Agreement, First Niagara merged with and into KeyCorp, with KeyCorp as the surviving entity.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of First Niagara’s common stock (other than shares held in treasury by First Niagara or otherwise owned by KeyCorp or First Niagara (with limited exceptions)) became entitled to receive, for each share of First Niagara common stock issued and outstanding immediately prior to the Effective Time, 0.680 shares (the “Exchange Ratio”) of KeyCorp common stock and $2.30 in cash (collectively, the “Merger Consideration”).

At the Effective Time, holders of First Niagara’s preferred stock became entitled to receive, for each share of First Niagara Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series B, issued and outstanding immediately prior to the Effective Time (“First Niagara Preferred Stock”), one share of a newly issued series of Fixed-to-Floating Rate Perpetual Non-Cumulative Preferred Stock, Series C (the “New KeyCorp Preferred Stock”), which has such rights, preferences, privileges and voting powers, and limitations and restrictions that are not materially less favorable to the holder thereof than the rights, preferences, privileges and voting powers of First Niagara Preferred Stock.

At the Effective Time, each option granted by First Niagara to purchase shares of First Niagara common stock was converted into an option to purchase KeyCorp common stock (rounded down to the nearest whole share) on the same terms and conditions, including vesting, as were applicable prior to the Merger, subject to adjustment of the exercise price and the number of shares of KeyCorp common stock issuable upon exercise of such option based on the sum of (a) the Exchange Ratio and (b) $2.30 divided by $11.63, the volume weighted average closing price of KeyCorp common stock on the New York Stock Exchange for the five trading days ending the day prior to the Closing Date.

At the Effective Time, each First Niagara restricted stock award and restricted stock unit award converted into the right to receive a number of shares, or into a restricted stock unit award for a number of shares (subject to the same terms and conditions, including vesting, as were applicable prior to the Merger, and with any performance-based vesting conditions applicable to such restricted stock unit awards immediately prior to the Effective Time deemed satisfied at target level), respectively, of KeyCorp common stock (rounded down to the nearest whole share) equal to the product of (a) the number of shares of First Niagara common stock subject to such restricted stock award or restricted stock unit award multiplied by (b) the sum of (i) the Exchange Ratio and (ii) $2.30 divided by $11.63, the volume weighted average closing price of KeyCorp common stock on the New York Stock Exchange for the five trading days ending the day prior to the Closing Date. At the Effective Time, fractional shares of First Niagara common stock subject to a First Niagara restricted stock unit award converted into the right to receive a pro rata portion of the Merger Consideration with respect to such fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 of KeyCorp’s Current Report on Form 8-K filed on November 2, 2015, and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders

In connection with the Merger, KeyCorp will issue 14,000,000 shares of the New KeyCorp Preferred Stock, as described above in Item 2.01. The New KeyCorp Preferred Stock will rank, as to the payment of dividends and/or distribution of assets upon KeyCorp’s liquidation, dissolution or wind-up, senior to KeyCorp’s common stock and either junior, senior or equal to any other class or series of shares issued by KeyCorp that are designated as junior, senior or equal to the New KeyCorp Preferred Stock. Holders of the New KeyCorp Preferred Stock will be entitled to receive, when, as and if declared by KeyCorp’s Board of Directors out of funds legally available therefor, non-cumulative cash dividends on the liquidation preference amount of $25 per share at (i) from and including the date of original issuance to but excluding February 15, 2017, a rate of 8.625% per annum, and (ii) from and including February 15, 2017, a floating rate equal to three-month LIBOR plus a spread of 7.327% per annum. Dividends on the New KeyCorp Preferred Stock will be payable quarterly in arrears on the 15th of each February, May, August and November, with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such respective dividend payment date. The terms of the New KeyCorp Preferred Stock are also more fully set forth in the Second Amended and Restated Articles of Incorporation of KeyCorp described in Item 5.03 below and filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective upon the consummation of the Merger, in accordance with the Merger Agreement, the Board of Directors (the “Board”) of KeyCorp increased the size of the Board to 17 members and appointed Austin A. Adams, Gary M. Crosby, and Carlton L. Highsmith to the Board. A further description of the Board appointments was included in Item 5.02 of KeyCorp’s Current Report on Form 8-K dated April 18, 2016, as amended, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 29, 2016, in connection with the Merger, KeyCorp filed with the Ohio Secretary of State KeyCorp’s Second Amended and Restated Articles of Incorporation (“Articles”), which Articles became effective on August 1, 2016, upon consummation of the Merger. A description of the amendments made to KeyCorp’s First Amended and Restated Articles of Incorporation is contained in the section captioned “KeyCorp Proposals – Articles Amendment Proposals” in Amendment No. 3 to KeyCorp’s Registration Statement and is incorporated herein by reference. The Articles also contain the terms of the New KeyCorp Preferred Stock, as described above in Item 3.03. A copy of the Articles is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required to be filed under this Item 9.01(a) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required to be filed under this Item 9.01(b) shall be filed by an amendment to this Form 8-K not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

2.1     Agreement and Plan of Merger, dated as of October 30, 2015, by and between KeyCorp and First Niagara Financial Group, Inc. (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by KeyCorp on November 2, 2015).

3.1     Second Amended and Restated Articles of Incorporation of KeyCorp, effective August 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

Date: August 1, 2016
/s/ Donald R. Kimble
	By:	Donald R. Kimble
Chief Financial Officer